Exhibit 10.4

             FIRST AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER

     This FIRST AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER (this "Amendment") is entered into as of January 23, 2001, by and among Network Commerce Inc., a Washington corporation ("Borrower"), the financial institutions named on the signature pages hereof (each, a "Lender" and collectively the "Lenders"), and Imperial Bank, as Agent for the Lenders ("Agent"), with reference to the following facts:

     A. Borrower, Agent, and Lenders are parties to that certain Credit Agreement dated as of May 19, 2000, as amended (the "Credit Agreement");

     B. One or more Events of Default have occurred under the Loan Documents by virtue of the Borrower's failure to comply with Section 6.2(a) of the Credit Agreement as of December 31, 2000. Such Events of Default entitle the Lenders immediately to enforce all the remedies set forth in the Loan Documents. The Borrower has asked the Lenders to waive compliance with that section as of certain dates, and the Lenders have agreed, all on the terms set forth herein.

     NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

     1. Defined Terms. Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Loan Documents.

     2. Limited Waiver. Subject to the terms and conditions contained herein, and in reliance on the representations and warranties of the Borrower set forth herein, Lenders hereby waive the Borrower's obligation to comply with Section 6.2(a) for the period ended December 31, 2000. Without limiting the generality of the provisions of Section 9.1 of the Credit Agreement, the waiver set forth herein shall be limited precisely as written and relates solely to the waiver of compliance by the Borrower with Section 6.2(a) in the manner and to the extent described above, and nothing in this Amendment shall be deemed to (i) constitute a waiver of any such provision of the Credit Agreement in any other instance, or
(ii) constitute a waiver of any other Event of Default or other failure by Borrower to perform in accordance with the Loan Documents or this Amendment, or
(iii) prejudice any right or remedy that the Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents.

     3. Certificate of Deposit Collateral. Borrower grants to Agent, for the benefit of Agent and Lenders, as additional security for the purpose of securing all indebtedness and obligations owing by Borrower to Lenders, a valid, first priority security interest in Certificate of Deposit No. __________ in the principal amount of not less than Nine Million Eight Hundred Thirteen Thousand Nine Hundred Sixty-Nine Dollars ($9,813,969), together with all proceeds and substitutions of any thereof, all interest paid thereon, and all other cash and noncash proceeds of the foregoing (the "Certificates of Deposit"). The minimum principal amount of the Certificates of Deposit pledged hereunder (the "CD Principal") during the term of the Credit Agreement shall be at all times equal to or greater than the sum of all outstanding Loans and any other indebtedness or obligations owing by Borrower to Lenders under the Loan Documents or otherwise. Prior to the maturity of any Collateral consisting of Certificates of Deposit, Borrower and Agent shall agree upon a security or instrument similar in form, quality and substance to the original Collateral in which the proceeds of the Collateral can be reinvested on maturity. Upon maturity of the Collateral in accordance with its terms, or in the event the Collateral otherwise becomes payable during the term of the Credit Agreement, such maturing Collateral may be presented for payment, exchange, or otherwise marketed by Agent on behalf of Borrower and the proceeds therefrom used to purchase the security or instrument agreed to by Borrower and Agent in accordance with the immediately preceding sentence. If no agreement has been made, such proceeds shall be placed into an interest bearing account offered by Agent in which Agent, for the benefit of Agent and Lenders, has a first priority security interest until such time as an agreement as to the security replacing the original Collateral can be reached. Agent may retain any such successor collateral and the proceeds therefrom as Collateral in accordance with the terms hereof. Notwithstanding termination of the Loan Documents, Agent's lien on the Collateral shall remain in effect for so long as any indebtedness or obligations owed by Borrower to Lenders are outstanding.

     4. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

     (a) The following defined terms in Section 1.1 are amended in their entirety to read as follows:

     "Consolidated Quick Assets:" At any date of determination, the sum of (i) unrestricted cash and unrestricted cash equivalents of the Borrower and its consolidated Subsidiaries, plus (ii) Eligible Accounts, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Current Liabilities:" At any date of determination, the sum, determined on a consolidated basis, of all liabilities of Borrower and its consolidated Subsidiaries which may properly be classified as current liabilities in accordance with GAAP, plus, to the extent not already included therein, all Loans and any other indebtedness or obligations owed by Borrower to Lenders pursuant to this Agreement or otherwise, but excluding deferred maintenance contract revenue, and excluding Subordinated Debt.

     "Term Commitment:" As to Imperial Bank, the amount of Nine Million Eight Hundred Thirteen Thousand Nine Hundred Sixty-Nine Dollars ($9,813,969). The term "Term Commitments" shall mean the aggregate Term Commitments of all of the Lenders, as such amount may be reduced pursuant to the terms of this Agreement.

     (b) Section 6.2(a) is amended to read as follows:

     (a) Adjusted Quick Ratio. Permit the ratio of Consolidated Quick Assets to Consolidated Current Liabilities at any time to be less than 1.25 to 1.0.

     (c) Exhibit C is replaced with Exhibit C hereto.

     5. Conditions to Effectiveness.

     This Amendment shall become effective as of January 23, 2001 (the "Effective Date"), only upon:

     (a) receipt by the Agent of the following (each of which shall be in form and substance satisfactory to the Agent and its counsel):

     (i) counterparts of this Amendment duly executed on behalf of the Borrower, the Agent and the Lenders;

     (ii) copies of resolutions of the Board of Directors or other authorizing documents of the Borrower, authorizing the execution and delivery of this Amendment;

     (b) Borrower shall have deposited with the Agent the Certificates of Deposit; and

     (c)  completion  of  such  other  matters,   and  delivery  of  such  other
agreements, documents and certificates as the Agent may reasonably request.

     6. No Borrowings. From and after the effective date of this Amendment, the Borrower shall not request or receive any additional Loans.

     7. Representations and Warranties. In order to induce the Lenders to enter into this Amendment, the Borrower represents and warrants to the Lenders that the following statements are true, correct and complete as of the effective date of this Amendment:

     (a) Corporate Power and Authority. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement"). The Articles of Incorporation and Bylaws of the Borrower have not been amended since the copies previously delivered to the Lenders.

     (b) Authorization of Agreements. The execution and delivery of this Amendment and the performance by the Borrower of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

     (c) No Conflict. The execution and delivery by the Borrower of this Amendment do not and will not contravene (i) any law or any governmental rule or regulation applicable to the Borrower, (ii) the Articles of Incorporation or Bylaws of the Borrower, (iii) any order, judgment or decree of any court or other agency of government binding on the Borrower, or (iv) any material agreement or instrument binding on the Borrower.

     (d) Governmental Consents. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

     (e) Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and are the binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws and equitable principles relating to or affecting creditors' rights.

     (f) Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5.1 of the Credit Agreement are correct on and as of the effective date of this Amendment as though made on and as of such date.

     (g) Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

     8. Miscellaneous.

     (a) Reference to and Effect on the Credit Agreement and the Other Loan Documents.

     (i) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Agreement.

     (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or Lenders under the Credit Agreement or any of the other Loan Documents.

     (b) Fees and Expenses. All costs and expenses of the Agent and Lenders, including, but not limited to, reasonable attorneys' fees, incurred by the Agent and Lenders in the preparation and negotiation of this Amendment constitute costs and expenses in connection with the amendment and restructuring of the Loan Documents, and as such are payable by the Borrower in accordance with
Section 9.5 of the Credit Agreement.

     (c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     (d) Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE

INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     (e) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                      [REMAINDER INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    BORROWER:

                                    NETWORK COMMERCE INC.

                                    by:

                                    Title:

                                    AGENT:

                                    Imperial Bank


                                    By:

                                    Title:

                                    LENDERS:

                                    IMPERIAL BANK


                                    by:

                                    Title:

                                    EXHIBIT C
                        [FORM OF COMPLIANCE CERTIFICATE]
                             COMPLIANCE CERTIFICATE

     1. This Compliance Certificate ("Compliance Certificate") is executed and delivered by Network Commerce Inc., a Washington corporation (the "Borrower") to Imperial Bank (the "Agent") pursuant to Section 6.1(a)(iv)(B) of the Credit Agreement dated as of May 19, 2000 among the Borrower, the financial institutions named therein and the Agent. Any terms used herein and not defined herein shall have the meanings defined in the Credit Agreement. This Compliance Certificate covers the Borrower's:

                  Calendar month ended _________, ____
                  Fiscal quarter ended _________, ____
                  Fiscal year ended ________, ____


     2. The following paragraphs set forth calculations in compliance with obligations pursuant to Section 6.2(a), (b), (c), and (d) of the Credit Agreement, as of the end of the fiscal period set forth in paragraph 1 hereof.

  A.       Adjusted Quick Ratio (Sec. 6.2(a)):

           (a)      Consolidated Quick Assets                 $ ___________

           (b)      Consolidated Current Liabilities          $ ___________

           Ratio (a) : (b)                                    ____________

           Minimum Permitted Ratio                            1.25 to 1.0

  B.       Consolidated Tangible Net Worth (Sec. 6.2(b)):

           Minimum required Consolidated Tangible Net Worth:
           $50,000,000

           Actual Consolidated Tangible Net Worth:            $ ___________

     3. The undersigned has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries during the fiscal period covered by this Compliance Certificate. The undersigned does not (either as a result of such review or otherwise) have any knowledge of the existence as of the date of this Compliance Certificate of any condition or event that constitutes an Event of Default or a Potential Event of Default, with the exception set forth below in response to which the Borrower is taking or proposes to take the following actions (if none, so state):

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

     4. The undersigned hereby certifies that the representations and warranties contained in the Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent they relate specifically to any earlier date, in which case such representations and warranties shall continue to have been correct as of such date).

     5. This Compliance Certificate is executed on _______________, ____ by the Chief Executive Officer, Chief Financial Officer, or Controller of the Borrower. The undersigned hereby certifies that each and every matter contained herein is derived from the Borrower's books and records and is, to the best knowledge of the undersigned, true and correct.

                              NETWORK COMMERCE INC.,
                              a Washington corporation


                              By:

                              Title:

                             AFFIRMATION OF GUARANTY

     The undersigned Guarantors hereby acknowledge and agree to the terms of the foregoing First Amendment to Credit Agreement and Limited Waiver (the "Amendment"), and further acknowledge and agree that nothing contained in the Amendment in any way affects the validity and enforceability of that certain Subsidiary Guaranty (the "Guaranty") dated as of May 19, 2000, executed by each of the undersigned Guarantors in favor of Lenders, the validity and effectiveness of which Guaranty is hereby reaffirmed as of the Effective Date of the Amendment.

                     CORTIX INC.


                     by:
                              Name:
                              Title:

                     FREEMERCHANT.COM, INC.


                     by:
                              Name:
                              Title:

                     SHAMU ACQUISITION, INC.


                     by:
                              Name:
                              Title:

                     SHOPNOW EBUSINESS SOLUTIONS, INC.


                     by:
                              Name:
                              Title:

                     SPEEDYCLICK, CORP.


                     by:
                              Name:
                              Title:


                     WEBCENTRIC, INC.


                     by:
                              Name:
                              Title: